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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 26, 2013 except with respect to our opinion insofar as it relates to the effects of the discontinued operations as discussed in Notes 3, 5, 7, 9, 11, 16, 17, 18, 19, and 21, as to which the date is November 14, 2013 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in W.P. Carey Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012. We also hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated March 5, 2012, except with respect to our opinion insofar as it relates to the effects of discontinued operations as discussed in Notes 2, 8, 13, 15, 16, and 18 as to which the date is June 6, 2012 relating to the financial statements of Corporate Property Associates 15 Incorporated, which appears in W. P. Carey Inc.'s Current Report on Form 8-K dated October 19, 2012.

        We also hereby consent to the use in this Registration Statement on Form S-4 of W.P. Carey Inc. of our report dated February 26, 2013, except with respect to our opinion insofar as it relates to the effects of the discontinued operations as discussed in Notes 6, 9, 13, 16, 17, 18, 19, and 21, as to which the date is November 14, 2013 relating to the financial statements and financial statement schedules of Corporate Property Associates 16—Global Incorporated, which appears in such Registration Statement.

        We also hereby consent to the use in this Registration Statement on Form S-4 of W.P. Carey Inc. of our report dated March 25, 2011, except with respect to our opinion insofar as it relates to the effects of the discontinued operations as discussed in Notes 9, 11, 16, 17, 18, and 20, as to which the date is November 14, 2013 relating to the financial statements of Corporate Property Associates 14 Incorporated, which appears in such Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
November 14, 2013

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM